THE PARNASSUS INCOME TRUST
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

                           The Parnassus Income Trust
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Market--Steuart Tower #1600, San Francisco, California 94105
    -----------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                    Jack Gee
                           The Parnassus Income Trust
       One Market - Steuart Tower #1600, San Francisco, California 94105
    -----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1: REPORTS TO SHAREHOLDERS

                           THE PARNASSUS INCOME TRUST

                           Equity Income Fund (PRBLX)
                            Fixed-Income Fund (PRFIX)
                       California Tax-Exempt Fund (PRCLX)

                         SEMIANNUAL REPORT JUNE 30, 2004
================================================================================
                                                                  August 9, 2004

DEAR SHAREHOLDER:

     The Parnassus Funds will hold a shareholders meeting on Tuesday, October 5, 2004 at 6:00 p.m. at the Sheraton-Palace Hotel in San Francisco. The purpose of the meeting will be to elect four Trustees to the Funds' board and to vote on a proposal to reduce the mandatory retirement age of independent Trustees from 75 to 70. The idea behind lowering the retirement age is to prevent the board from getting too old. The current Trustees are all around 60 years old, so it wouldn't affect the current board for about ten years. This means that no current board member will take it personally. Although some people are vigorous well into their 70s, not everyone is. If approved, this proposal should minimize the chance that someone will have to undertake the unpleasant job of suggesting that a Trustee resign because of underperformance due to age.

     Four candidates have been nominated for the Trustee positions: Herbert A. Houston, Jeanie S. Joe, Jerome L. Dodson and Donald V. Potter. Herb Houston has served as a Trustee for the Parnassus Income Trust since 1992 and since 1998 for the Parnassus Fund. He is a graduate of California State University at Hayward and holds master's degrees in public health and public administration from the University of Southern California. From 1987 through 1998, Mr. Houston was chief executive officer of the Haight Ashbury Free Clinics. Since 1998, he has been a healthcare consultant and has owned and operated several small businesses.

     Donald Potter is a graduate of Notre Dame University and of Harvard Business School. His professional career has been in management consulting, having been a partner with McKinsey & Co. and President of Windermere
Associates. He is the principal of StrategyStreet, a business strategy consulting firm. He has served as a Trustee of the Parnassus Fund and the Parnassus Income Trust since 2002.

     Jeanie Joe graduated in dietetics from the University of California at Berkeley and received a master's in public health from UCLA. She has worked as a clinical dietician. Since 1995, she has been President of Geo/Resource Consultants, a geotechnical and environmental consulting firm.

     There will be a reception at 6:00 pm on October 5 and the formal meeting will begin at 7:00 p.m. After the meeting, Todd Ahlsten, portfolio manager of the Parnassus Equity Income Fund, and I will answer questions until 8:30. If you're in the San Francisco Bay Area, we hope you will join us.

     You should have already received a formal mailing including a proxy statement. This contains more information about the meeting, but I wanted to remind you so you can mark your calendar. Your vote is important, so please mark your proxy ballot and send it back right away. You can also vote by telephone or on the Internet. I hope you will vote for me and the other three candidates, and I hope you will vote to lower the retirement age. Also, if you plan to attend the reception, please RSVP by marking the proxy ballot, so we will know how many people to expect. I hope to see you on October 5.

                                 [PHOTO OMITTED]

     Above you will find a picture of the Trustees taken in the reception area of the Funds' offices. From left to right are Herb Houston, Jeanie Joe, Jerome Dodson and Donald Potter.

PERSONNEL MATTERS

     Two new people have recently joined our staff. Jack Gee has joined us as our new chief financial officer. Jack is a certified public accountant (CPA) and holds a bachelor's degree in accounting from California State University at Hayward. He has served as chief financial officer at two other mutual fund groups: SIFE Trust Fund and Fremont Investment Advisors.

     Marc Mahon joins as Manager - Fund Administration. He holds a bachelor's degree in finance from Arizona State University and is an MBA candidate at California State University in Hayward. Previously, he worked at Barclays Global Investors and for Fremont Investment Advisors.

     Below you will find semiannual reports on each of the three funds in the Parnassus Income Trust. Todd Ahlsten wrote the reports on the Equity Income Fund and the Fixed-Income Fund, while co-managers Ben Liao and Stephen Dodson wrote the California Tax-Exempt Fund report.

                                        Yours truly,

                                        /s/ Jerome L. Dodson

                                        Jerome L. Dodson
                                        President

                               EQUITY INCOME FUND

     As of June 30, 2004, the net asset value per share (NAV) of the Equity Income Fund was $24.38, so after taking dividends into account, the total return for the first six months of the year was 2.84%. This compares to a gain of 3.44% for the S&P 500 and a gain of 3.15% for the average equity income fund followed by Lipper. While the Fund underperformed its last year because of our defensive strategy, its long-term returns remain excellent. The Fund's three, five and ten-year returns beat the Lipper average and S&P 500 for every period. We are pleased to report that our five-year return of 8.13%, which encompasses the three-year bear market and two bull-market years, beat the S&P 500's return by over 10% annually.

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

     --------------------------------------------------------------------------------------
     Average Annual Total Returns       Parnassus Equity    Lipper Equity Income    S&P 500
     for periods ended June 30, 2004       Income Fund          Fund Average         Index
     --------------------------------------------------------------------------------------
     One Year                                10.16%                18.27%           19.11%
     Three Years                              6.42%                 1.71%           (0.68%)
     Five Years                               8.13%                 1.77%           (2.19%)
     Ten Years                               12.39%                10.42%           11.80%
     --------------------------------------------------------------------------------------

     Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Equity Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. On March 31, 1998 the Fund changed its investment objective from a balanced portfolio to and equity-income portfolio.

MARKET RECAP

     Our return of 2.84% was essentially in line with the S&P 500's gain of 3.15% for the first half of 2004. However, during the first six months of the year, the stock market was like a bumpy airline flight. Soaring oil prices, violence in Iraq and uneven economic data provided a stiff headwind for stock prices. However, strong corporate profits and significant pockets of economic strength provided the lift required to push stocks higher by midyear.

     The year started strong as the S&P 500 was up 3% by January 27 due to strong corporate profits and optimism about the economic recovery. Unfortunately, this excitement faded fast and the S&P 500 plunged 5.6% from March 5 to March 24 due to investor concerns over higher interest rates, renewed inflation and soaring oil prices. We used this March decline to become fully invested after our defensive positioning of 2003.

     Being fully invested, we were pleased when the S&P 500 jumped 5.2% from March 25 to April 6 as oil prices fell, and investors looked forward to strong first quarter earnings. However, because of high oil prices and weak economic data, this rally was also short-lived and the S&P 500 slid 5.3% to a new yearly low of 1076 by May 12. Fortunately, oil prices fell in June, and a renewed outlook for strong corporate profits ignited a rally which pushed our Fund's return to a positive 2.84% for the first half.

STRATEGY

     While the market has been choppy this year, we remain focused on owning good companies for the long term. We look to buy stocks with price-earnings (P/E) multiples below 20, that have earnings growth of at least 10%, and have returns on equity of at least 15%. As of this writing, the Fund is fully invested with less than 3% cash. While the economic recovery has been uneven, I feel stock prices can rise during the second half of 2004 based on strong corporate profits and good economic data. While interest rates will likely increase during the second half of 2004, they are still very low in absolute terms, and this should keep the economy growing. Inflation also remains low which is a positive for the economy and stock prices. The S&P 500, valued at 21 times trailing earnings, is not a bargain, but we have found good companies to own that trade for 15-18 times earnings with solid growth prospects.

     To give you an example of the investment opportunities we are finding, I want to talk about one of our largest holdings, Gannett Corporation. Gannett is an international publisher that owns 101 daily newspapers including USA TODAY, the nation's largest-selling daily newspaper. The company also owns 22 television stations in major U.S. markets. Starting with the valuation and financials, Gannett fits our profile as the company trades at only 16 times estimated 2004 earnings, which is at the low end of its five-year P/E range of 14-27. In addition, Gannett has a five-year average return on equity of 21% and is run by a well regarded CEO named Douglas McCorkindale. Few executives can say they've worked for a company like Gannett that has increased earnings per share in 32 of the past 35 years.

     While the financial ratios are attractive, the most interesting part of the Gannett story is that there are several important catalysts that may move the stock higher. First and foremost, advertising budgets are finally rebounding due to the improving economy. Second, Gannett's sales will jump from major political advertising during the second half of this year. Finally, profits at Gannett's 13 NBC-affiliates will rise during the third quarter as they air the 2004 Summer Olympics.

     While 2004 will be strong, 2005 should be another record year for Gannett as the company will increase the price for USA TODAY from 50(cent) to 75(cent), which should add about $40 million to net income. Gannett owns great media properties, and with over $1.2 billion a year of free cash flow, the company has significant resources to either buy back stock or acquire other media companies. Management does a great job controlling costs, so revenue growth translates into good profit growth.

     Gannett is also a good corporate citizen. The company's Gannett Foundation has donated $96.5 million from 1991-2003 to charitable organizations. Gannett is also known for strong corporate governance and diversity as the company has had many prominent women on its board, including former first lady Roslyn Carter. I had a chance to speak with CFO Gracia Martore during March and was very impressed with her management skills. Gannett also has a remarkable record for diversity at the operating level. Each year, an executive's performance review is partially based on success in achieving diversity.

     I think Gannett's stock can rise 32% over the next year from $81 to $107 and boost the return of the Parnassus Equity Income Fund. My estimate is based on 20 times projected 2005 earnings of $5.35 per share. If the economy softens, I feel our downside risk is only 10%.

     As of this writing, major industry weightings of the Fund include healthcare, financial services, insurance and publishing. These are industries where we have found undervalued businesses that can benefit from improving economic conditions. We have significantly reduced our investments in natural-gas utilities as those stocks typically fall when interest rates rise. We continue to own a few utility companies, because they either benefit from higher natural-gas prices or offer above-average growth potential. The SEC yield for June was 1.64%.

LOSERS

     The Fund had three stocks which hurt the NAV by 4(cent) or more during the first half of 2004. The biggest loser was First Health Group, which is a full-service health benefits provider. First Health's stock plunged 19.8% from $19.46 to $15.61, which hurt the Fund's NAV by 9(cent). The company's earnings fell below plan as its network added fewer members than expected and was hit by intense price competition. We are holding onto our shares as the stock now trades for only 10 times earnings, and we feel First Health's preferred provider network has significant value.

     Hospital operator Health Management Associates (HMA) fell 9.2% from $24 to $21.80, our average selling price, which cost the Fund 5(cent). We sold our shares because of concerns about increasing bad debt and lower patient admission growth.

     TriQuint Semiconductor, a company that designs and makes computer chips for cell phones and communication equipment fell 33.9% from our average cost of $8.31 to our selling price of $5.49, which reduced our NAV by 4(cent). I made the mistake of buying a mediocre business that appeared set for recovery. Once it became clear TriQuint's new product wins weren't equating into a strong profit ramp, I sold the stock.

WINNERS

     The Fund's biggest winner was Electro Scientific Industries (ESI), the Portland, Oregon-based maker of semiconductor capital equipment. The stock jumped 24.6% from our average cost of $22.60 to $28.31 which added 16(cent) to the NAV. In June, ESI announced that orders rose an amazing 310% versus last year as the company's customers began to add capacity after three years of depressed investment.

     Johnson & Johnson added 8(cent) to the NAV as its stock price increased 7.8% to $55.70 from $51.66. The company's stock price was depressed at the beginning of the year due to concerns about its weak drug pipeline and new competition in the drug-eluting stent market. Johnson & Johnson reported strong first-half earnings and the stock bounced back.

     Pitney Bowes, the leading maker of postage meters and mailing equipment, increased the NAV by 7(cent) as its stock rose 9.2% from our average cost of $40.94 to $44.25. The stock increased as investors expected the company to report stronger earnings because of higher sales of digital postal meters and other benefits from a stronger economy.

     Genuine Parts Corporation, the owner of Napa Auto Parts, added 6(cent) to the NAV as the stock rose 19.5% to $39.68 from $33.20. The company had a strong start to the year as sales increased 9% during the first quarter.

     Quest Diagnostics, the leading laboratory company, added 5(cent) to the NAV as its stock price climbed 16.1% from our average cost of $73.34 to $84.95. Earnings are strong based on new clinical tests, lower bad-debt expenses and stable pricing.

     Dental-distribution company Patterson Dental also increased the NAV by 5(cent) as its stock rose 21.1% from $64.16 to our average selling price of $77.76. Patterson is a great company that is having another record year be-cause of market share gains and acquisitions. We did, however, sell the stock because it reached our calculated intrinsic value.

COMPANY NOTES

     One of my favorite new investments in the Fund is called Trex Company, the largest manufacturer of composite decking products, or "imitation lumber," as our President Jerry Dodson likes to call it. Trex is a great example of "doing well by doing good" as the company essentially makes its sturdy composite lumber by blending reclaimed polyethylene (plastic grocery bags) with recycled wood chips. After hearing about the company from an industry contact at a Saturday morning brunch, I called Trex's headquarters to start the research process. I was quite pleased when Trex's CFO Paul Fletcher was willing to fly across the country from Winchester, Virginia to meet me in a little-known town called Fernley, Nevada to tour the company's west coast manufacturing operation.

     After a five hour drive, which took me from beautiful San Francisco to the tumbleweed terrain of the Nevada desert, I met Mr. Fletcher in the lobby of Trex's 250,000 square foot facility in Fernley. After an hour discussing the company's financial statements and business plan over a cup of coffee, Fletcher handed me goggles and a pair of earplugs. Along with the Fernley plant manager, we entered the manufacturing facility. I was amazed to see these huge bails of reclaimed polyethylene that were being unbundled and put into a grinding operation. Adjacent to the grinding operation was a sister process called the "hammermill" operation, where chips of waste wood (from crates, for example) were ground up like flour. These two ingredients, along with a few other additives for color, were then sent to one of eight manufacturing lines for mixing where the materials were heated to approximately 600 degrees and joined together. Once mixed, the batch was extruded into boards and put on a conveyor belt where they were left to cool for 12 hours. We then walked over to an embossing area where I watched a machine add grain to the boards to complete the manufacturing process for Trex's new "Accents" line.

     The plant employs about 130 people, and I was truly impressed with its efficiency and technology. After touring the main manufacturing site, Fletcher showed me an impressive quality-control room where Trex was testing boards for strength, texture and color. Most impressive was a special machine that simulated intense sunlight so they could determine if the boards met their "fade" criteria.

     In May, Trex made Business Ethics "100 Best Corporate Citizens" list, and in June, Trex was listed in Fortune's Small Business Magazine's 2004 List of "100 Fastest Growing Small Companies." Trex should boost the return of the Parnassus Equity Income Fund as the company has the potential to grow at least 20% annually over the next several years as more decks are built with composite lumber. If you are interested in seeing pictures of Trex's products, check out the company's website at www.trex.com.

     Thank you for investing in the Parnassus Equity Income Fund.

                                        Yours truly,

                                        /s/ Todd C. Ahlsten

                                        Todd C. Ahlsten
                                        Portfolio Manager

                                FIXED-INCOME FUND

     As of June 30, 2004, the net asset value per share (NAV) of the Fixed-Income Fund was $15.87, so after taking dividends into account, the total return for the first six months of the year was 0.16%. This compares to a loss of 0.19% for the Lehman Government/Corporate Bond Index and a loss of 0.18% for the average A-Rated bond fund followed by Lipper. The 30-day SEC yield for June was 2.25%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     The Parnassus Fixed-Income Fund had a good first half in 2004, as we were able to generate a slight gain of 0.16% versus a loss of 0.18% for our peers. As we anticipated, interest rates rose dramatically during the second quarter as the ten-year Treasury bond yield increased from 4.25% to 4.58%.

     While we underperformed our peers over the past year because of poor performance during the second half of 2003, our long-term returns remain excellent. The Fund's three, five and ten-year returns beat the Lipper A-Rated Average for every period.

     ----------------------------------------------------------------------------------------------
     Average Annual Total Returns          Parnassus       Lipper A-Rated Bond  Lehman Government/
     for periods ended June 30, 2004   Fixed-Income Fund      Fund Average     Corporate Bond Index
     ----------------------------------------------------------------------------------------------
     One Year                                (1.18%)                0.04%           (0.72%)
     Three Years                              6.96%                 5.70%            6.74%
     Five Years                               6.36%                 6.09%            7.11%
     Ten Years                                7.09%                 6.74%            7.44%
     ----------------------------------------------------------------------------------------------

     Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fixed-Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is a widely recognized, unmanaged index measuring the performance of bonds and other fixed-income securities, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

STRATEGY

     Our portfolio remains defensive as we expect higher interest rates during the second half of 2004. On June 30, the Federal Reserve announced its first rate hike in four years as it increased the federal funds rate by 0.25% to 1.25%. With an improving economy and four Federal Reserve meetings left this year, I'm expecting at least three, and potentially four, more quarter-point increases in the federal funds rate. This would place that rate at 2.00%-2.25% by year-end. Given this environment, our main strategy is to preserve capital by keeping a short duration. Duration essentially measures how much, in percentage terms, a bond price will change for a 1% movement in yield. As of this writing, our duration is only 1.5 years. This "short duration" strategy served us well during the second quarter as the Fund's loss of 0.97% was much less than the average Lipper A-Rated Fund, which fell 2.71%.

     We have placed 11% of the Fund in convertible bonds and convertible preferred stock as those issues should rise in value with a stronger economy and rising stock prices. In addition, these investments should help the Fund's monthly dividend. However, based on our portfolio strategy, the Fund's dividend will remain low because short duration bonds offer lower yields. That said, as we saw during the second quarter, this strategy should cushion our portfolio should rates continue to increase.

     I anticipate we will maintain our defensive strategy for the next several months as we wait for interest rates to stabilize at a higher level. Once that happens, we will extend the portfolio's duration which will position the Fund for higher returns.

                                        Yours truly,

                                        /s/ Todd C. Ahlsten

                                        Todd C. Ahlsten
                                        Portfolio Manager

                           CALIFORNIA TAX-EXEMPT FUND

     As of June 30, 2004, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.80. Taking dividends into account, the total return for the first half of 2004 was a negative 0.60%. The average California municipal-bond fund followed by Lipper, Inc. had a loss of 0.96%. This places us #25 out of the 128 funds followed by Lipper for year-to-date returns.* The results showed that our strategy of keeping the Fund defensively positioned paid off in the rising interest-rate environment of the past two quarters.

     Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for June 2004 was 2.74%.

     -------------------------------------------------------------------------------------------------------------
     Average Annual Total Returns        Parnassus California      Lipper California Municipal    Lehman Municipal
     for periods ended June 30, 2004        Tax-Exempt Fund              Bond Fund Average           Bond Index
     -------------------------------------------------------------------------------------------------------------
     One Year                                    0.19%                         0.23%                    0.76%
     Three Years                                 4.85%                         4.49%                    5.41%
     Five Years                                  5.21%                         4.74%                    5.87%
     Ten Years                                   6.07%                         5.70%                    6.44%
     -------------------------------------------------------------------------------------------------------------

     Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.

     * For the one, three, five, and ten-year periods ended 6/30/04, the Parnassus California Tax-Exempt Fund placed #65 of 128 funds, #33 of 110 funds, #21 of 96 funds, and #17 of 57 funds, respectively.

     On June 30, the Federal Reserve raised the federal-funds rate for the first time in four years, increasing the benchmark rate by 0.25% to 1.25%. While this decision was made at the end of the second quarter, the decision was very much expected since early in the year. Historically, the Fed had a policy of secrecy about its monetary-policy decisions, and investors spent a lot of time trying to figure out what the Fed would do next. Once the Fed announced its decision, markets would move decisively, causing joy or grief, depending on the direction and amount of the change in rates. The Fed has since adopted a policy of greater communication with the public and investors, giving the market more insight into how it arrives at its decision and what investors can anticipate in its next decision. In short, the bond market has been moving downward (with interest rates moving upward) long before the Fed's decision became official.

     But what does this all mean for us? Well, it means that the value of the bonds in our portfolio decreased over the first half of the year as the economy recovered and interest rates increased. As most of you have been aware of, we've been anticipating this since last year and adjusted our portfolio accordingly. We did adjust our portfolio a little too early, and that caused the Fund to underperform late last year. However, our portfolio was in good shape when rates finally rose this year. The Fund did lose 2.09% in the second quarter of 2004 as bond prices dropped, but we still managed to outperform the Lipper average, which lost 2.46% during the same period (the Fund ranked #22 of 128 funds in the second quarter). While we don't want to cheer when the fund loses money, we did outperform 80% of our peers in the first half of the year.

     California state bonds got a boost in May as Moody's Investors Services raised the bond rating one notch to A3 from Baa1. An improved economy and optimism about progress on a balanced state budget prompted the upgrade. The other two rating agencies, Standard & Poor's and Fitch Ratings, still have ratings two notches below Moody's rating. We anticipate that they will boost California's credit rating once they see more evidence of an economic recovery and fiscal austerity.

OUTLOOK

     The Fed has said that they intend to increase rates at a "measured" pace. The economy is certainly recovering, but the rate of the recovery is slow, keeping inflation in check. This means that rates will continue to rise, but probably not very quickly. To continue generating good returns for our shareholders in this market, it comes down to a balancing act between keeping the Fund defensively positioned as rates increase and generating enough yield. And unfortunately, the two have a mathematically inverse relationship. We will continue balancing as we monitor economic data and make the appropriate adjustments to the portfolio as necessary.

     And as always, thank you for investing in the Fund.

                    Yours truly,

                    /s/ Ben Liao                     /s/ Stephen J. Dodson

                    Ben Liao                         Stephen J. Dodson
                    Co-Portfolio Manager             Co-Portfolio Manager

THE PARNASSUS INCOME TRUST
================================================================================

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)

                                                  Percent of
    Shares      Common Stocks                     Net Assets       Market Value
--------------------------------------------------------------------------------

                APPAREL
     500,000    Liz Claiborne, Inc.                     2.5%     $   17,990,000
                                                                 --------------

                AUTO PARTS
     250,000    Genuine Parts Company2                  1.4%     $    9,920,000
                                                                 --------------

                BANKING
     550,000    AmSouth Bancorporation2                              14,008,500
      70,000    Bank One Corporation                                  3,570,000
      10,000    Golden West Financial
                Corp.                                                 1,063,500
     150,000    New York Community
                Bancorp                                               2,944,500
      25,000    Washington Mutual Inc.                                  966,000
     600,000    Wells Fargo & Company                                34,338,000
                                                                 --------------
                Total                                   7.8%     $   56,890,500
                                                                 --------------

                BUILDING PRODUCTS
     100,000    Elcor Corp.                                           2,394,000
     216,100    Trex Company, Inc.1, 2                                8,157,775
                                                                 --------------
                Total                                   1.4%     $   10,551,775
                                                                 --------------

                CHEMICAL
     100,000    Calgon Carbon Corp.                     0.1%     $      670,000
                                                                 --------------

                CONSUMER PRODUCTS
      50,000    Colgate-Palmolive Company               0.4%     $    2,922,500
                                                                 --------------

                COMPUTERS
     400,000    Flextronics International
                Ltd.1                                                 6,380,000
      38,200    RadiSys Corporation1, 2                                 709,374
                                                                 --------------
                Total                                   1.0%     $    7,089,374
                                                                 --------------

                ELECTRONIC INSTRUMENTS
     225,000    Diebold, Inc.                                        11,895,750
     150,000    Merix Corporation1                                    1,701,000
                                                                 --------------
                Total                                   1.8%     $   13,596,750
                                                                 --------------

                ENTERTAINMENT
      70,500    Cedar Fair, L.P.2                       0.3%     $    2,224,275
                                                                 --------------

                                                  Percent of
    Shares      Common Stocks                     Net Assets       Market Value
--------------------------------------------------------------------------------

                FINANCIAL SERVICES
     275,000    Charles Schwab Corp.                             $    2,642,750
      10,000    Fannie Mae                                              713,600
      10,000    Freddie Mac                                             633,000
      50,000    GATX Corporation2                                     1,360,000
      25,000    H&R Block, Inc.                                       1,192,000
     275,000    SLM Corporation2                                     11,123,750
                                                                 --------------
                Total                                   2.4%     $   17,665,100
                                                                 --------------

                HEALTH CARE SERVICES
      50,000    Apria Healthcare Group, Inc.1, 2                      1,435,000
     500,000    First Health Group Corp.1, 2                          7,805,000
     350,500    Laboratory Corporation
                of America Holdings1                                 13,914,850
      15,000    Lincare Holdings, Inc.1, 2                              492,900
      52,200    Province Healthcare Company1                            895,230
     125,000    Quest Diagnostics2                                   10,618,750
      30,000    UnitedHealth Group, Inc.2                             1,867,500
                                                                 --------------
                Total                                   5.0%     $   37,029,230
                                                                 --------------

                INDUSTRIAL
     100,000    Baldor Electric Company                               2,335,000
     117,234    WD-40 Company                                         3,509,986
                                                                 --------------
                Total                                   0.8%     $    5,844,986
                                                                 --------------

                INSURANCE
     400,000    American Int'l Group, Inc.                           28,512,000
     125,000    HCC Insurance Holdings                                4,176,250
      14,389    Harleysville Group                                      271,233
     100,000    Lincoln National
                Corporation                                           4,725,000
     100,000    Montpelier Re Holdings                                3,495,000
      35,000    Nationwide Financial
                Services                                              1,316,350
     186,500    RenaissanceRe Holdings                               10,061,675
     325,000    St. Paul Travelers Companies, Inc.                   13,175,500
                                                                 --------------
                Total                                   9.0%     $   65,733,008
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

                                                  Percent of
    Shares      Common Stocks                     Net Assets    Market Value
--------------------------------------------------------------------------------

                INSURANCE BROKERS
     650,000    Arthur J. Gallagher                     2.7%     $   19,792,500
                                                                 --------------

                MACHINERY
      57,000    Snap-on Inc.2                           0.3%     $    1,912,350
                                                                 --------------

                MEDICAL EQUIPMENT
      25,000    Becton Dickinson                                      1,295,000
      50,000    Guidant Corporation                                   2,794,000
     125,000    Invitrogen Corp.1                                     8,998,750
     100,000    Medtronic, Inc.                                       4,872,000
      75,000    Sybron Dental
                Specialties, Inc.1                                    2,238,750
                                                                 --------------
                Total                                   2.7%     $   20,198,500
                                                                 --------------

                MICROELECTRONIC
                PRODUCTS
   1,000,000    Credence Systems Corp.1, 2                           13,800,000
     100,000    Cymer, Inc.1, 2                                       3,744,000
     500,000    Electro Scientific
                Industries Inc.1                                     14,155,000
                                                                 --------------
                Total                                   4.3%     $   31,699,000
                                                                 --------------

                OFFICE EQUIPMENT
     500,000    Pitney Bowes Inc.                       3.0%     $   22,125,000
                                                                 --------------

                PACKAGED FOODS
     500,000    H.J. Heinz Company                                   19,600,000
      33,800    The J.M. Smucker
                Company2                                              1,551,758
                                                                 --------------
                Total                                   2.9%     $   21,151,758
                                                                 --------------

                PHARMACEUTICALS
       5,000    Forest Laboratories, Inc.1                              283,150
     450,000    Johnson & Johnson                                    25,065,000
     300,000    Merck & Company                                      14,250,000
     675,000    Pfizer Inc.                                          23,139,000
      50,000    Pharmaceutical Products
                Development1                                          1,588,500
                                                                 --------------
                Total                                   8.8%     $   64,325,650
                                                                 --------------

                                                  Percent of
    Shares      Common Stocks                     Net Assets       Market Value
--------------------------------------------------------------------------------

                PRINTING
     100,000    Banta Corp.                                      $    4,441,000
     100,000    Ennis Business Forms                                  1,950,000
                                                                 --------------
                Total                                   0.9%     $    6,391,000
                                                                 --------------

                PUBLISHING
     350,000    Gannett Co.                                          29,697,500
      25,000    McGraw-Hill Companies,
                Inc.                                                  1,914,250
     150,000    Tribune Company                                       6,831,000
                                                                 --------------
                Total                                   5.2%     $   38,442,750
                                                                 --------------

                REAL ESTATE
                INVESTMENT TRUSTS
     100,000    Alexandria Real Estate                                5,678,000
     400,000    Equity Office Properties
                Trust                                                10,880,000
     100,000    The Rouse Company2                                    4,750,000
                                                                 --------------
                Total                                   2.9%     $   21,308,000
                                                                 --------------

                RESTAURANTS
      91,945    Bob Evans Farms, Inc.                   0.3%     $    2,517,454
                                                                 --------------

                RETAIL
     725,000    Foot Locker, Inc.                                    17,646,500
      30,000    The Home Depot, Inc.                                  1,056,000
     300,000    Leapfrog Enterprises1, 2                              5,967,000
     125,000    Mattel, Inc.                                          2,281,250
      35,000    The Nautilus Group2                                     682,850
     125,000    Target Corporation2                                   5,308,750
                                                                 --------------
                Total                                   4.5%     $   32,942,350
                                                                 --------------

                SOFTWARE
     125,000    Intuit Inc.1                                          4,822,500
      50,000    Mentor Graphics
                Corporation1, 2                                         773,500
     100,000    SunGard Data Systems,
                Inc.1                                                 2,600,000
                                                                 --------------
                Total                                   1.1%     $    8,196,000
                                                                 --------------

                SERVICES
   1,300,000    The ServiceMaster
                Company                                 2.2%     $   16,016,000
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)

                                                  Percent of
    Shares      Common Stocks                     Net Assets    Market Value
--------------------------------------------------------------------------------

                TELECOMMUNICATION EQUIPMENT
     150,000    Cisco Systems, Inc.1                    0.5%     $    3,555,000
                                                                 --------------

                TELECOMMUNICATION PROVIDER
     125,000    Verizon Communications, Inc.            0.6%     $    4,523,750
                                                                 --------------

                UTILITIES
     350,000    AGL Resources, Inc.                                  10,167,500
      42,500    Cascade Natural Gas2                                    937,975
      80,000    Energen Corporation                                   3,839,200
     250,000    Kinder Morgan, Inc.                                  14,822,500
     250,000    Keyspan Energy Corporation2                           9,175,000
      15,000    MDU Resources Group                                     360,450
     350,000    ONEOK, Inc.                                           7,696,500
      25,000    Questar Corporation                                     966,000
     100,000    UGI Corporation                                       3,210,000
                                                                 --------------
                Total                                   7.0%     $   51,175,125
                                                                 --------------

                Total investment in
                common stocks
                (cost $571,070,804)                    83.8%     $  614,399,685
                                                                 --------------

    Shares      Preferred Stocks
--------------------------------------------------------------------------------

      55,439    First Republic
                Preferred 8.875%,
                Series B                                              1,414,249

      55,000    Zions Bancorp
                Preferred 8.000%,
                due 09/01/32                                          1,432,750
                                                                 --------------

                Total investment in
                preferred stocks
                (cost $2,819,746)                       0.4%     $    2,846,999
                                                                 --------------

                Convertible                       Percent of
    Shares      Preferred Stocks                  Net Assets       Market Value
--------------------------------------------------------------------------------

     275,000    Baxter International2
                Preferred 7.000%,
                due 02/16/06                                     $   15,664,000

      10,000    Cummins, Inc.2
                Preferred 7.000%,
                due 06/15/31                                            722,500

      50,000    KeySpan Corp.
                Preferred 8.750%,
                due 05/16/05                                          2,585,000

     325,000    ONEOK, Inc.
                Preferred 8.500%,
                due 02/16/06                                          9,421,750

     125,000    St. Paul Co.
                Preferred 9.000%,
                due 08/16/05                                          9,252,500

      35,000    TECO Energy
                Preferred 9.500%,
                due 01/15/05                                            452,900

     225,000    Toys R Us2
                Preferred 6.250%,
                due 08/01/06                                         10,251,000
                                                                 --------------

                Total investment in
                convertible preferred
                stocks
                (cost $42,707,314)                      6.6%     $   48,349,650
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

  Principal                                       Percent of
   Amount $     Convertible Bonds                 Net Assets       Market Value
--------------------------------------------------------------------------------

   2,000,000    Brocade Communications
                2.000%, due 01/01/07                             $    1,810,000

  20,000,000    Ciena Corp.
                3.750%, due 02/01/08                                 17,575,000

   2,000,000    ETrade Group
                6.000%, due 02/01/07                                  2,047,500

   1,000,000    RadiSys Corporation
                5.500%, due 08/15/07                                    956,250

   5,691,000    RF Micro Devices
                3.750%, due 08/15/05                                  5,662,545

  10,000,000    TriQuint Semiconductor
                4.000%, due 03/01/07                                  9,575,000

   3,250,000    Vitesse Semiconductor
                Corporation
                4.000%, due 03/15/05                                  3,254,062
                                                                 --------------

                Total investment in
                convertible bonds
                (cost $39,580,444)                      5.6%     $   40,880,357
                                                                 --------------

                Total investment in stocks
                and convertible bonds
                (cost, $656,178,308)                   96.4%     $  706,476,691
                                                                 --------------

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                Registered Investment
                Companies-
                Money Market Funds

      83,402    Goldman Sachs FS
                Government Fund
                variable rate 1.000%                             $       83,402

     319,715    Janus Government Fund
                variable rate 1.070%                                    319,715

     123,944    Scudder Government Fund
                variable rate 0.950%                                    123,944
                                                                 --------------
                Total (cost $527,061)                   0.1%     $      527,061
                                                                 --------------

                Community Development
                Loan3

     100,000    Vermont Community
                Loan Fund
                2.000%, matures 04/16/05
                (cost $100,000)                         0.0%     $       95,249
                                                                 --------------

                Securities Purchased
                With Cash Collateral From
                Securities Lending

                Floating Rate Securities

   2,500,000    CSFB Bank CD
                variable rate 1.150%,
                matures 08/06/04                                      2,502,065

  10,000,000    First Tennessee Bank, MTN
                variable rate 1.080%,
                matures 06/07/05                                      9,997,980

   5,000,000    Lehman Brothers MTN
                variable rate 1.590%,
                matures 05/16/05                                      5,000,000

   5,000,000    Morgan Stanley Dean
                Witter CP
                variable rate 1.580%,
                matures 02/18/05                                      5,000,000
                                                                 --------------
                Total (cost $22,500,045)                3.1%     $   22,500,045
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED) CONTINUED

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                Commercial Paper
   5,000,000    Countrywide Home
                Loans CP
                1.330% equivalent,
                matures 07/06/04                                 $    4,998,707

   5,000,000    Four Winds Funding DCP
                1.750% equivalent,
                matures 07/01/04                                      4,999,757
                                                                 --------------
                Total (cost $9,998,464)                 1.4%     $    9,998,464
                                                                 --------------

                Master Note

   5,000,000    Bear Stearns & Co
                Master Note Agreement
                variable rate 1.650%,
                matures 07/07/04
                (cost $5,000,000)                       0.7%     $    5,000,000
                                                                 --------------

                Repurchase Agreements

  14,465,554    Bank of America
                Securities LLC
                Triparty Repurchase
                Agreement
                (Repurchase agreement
                with The Bank of New York
                dated 06/30/04, effective
                yield is 1.550%, matures
                07/01/04,Collateral:
                BofA CMO,
                10.000%, 04/25/34;
                BofA CMO,
                0.362%, 04/25/19;
                CSFB CMO,
                4.815%, 05/25/34
                total par value $38,759,141,
                total market value
                $15,187,191)                                         14,465,554

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

  25,000,000    Dresdner Kleinwort Benson
                Triparty Repurchase
                Agreement
                (Repurchase agreement
                with JPMorgan Chase Bank
                dated 06/30/04, effective
                yield is 1.550%, matures
                07/01/04, Collateral:
                Merrill Lynch MTN,
                0.000%, 08/18/05;
                Merrill Lynch MTN,
                0.000%, 07/11/05
                total par value $26,230,000,
                total market value
                $26,254,754)                                     $   25,000,000

  20,000,000    Lehman Brothers
                Triparty Repurchase
                Agreement
                (Repurchase agreement
                with JPMorgan Chase Bank
                dated 06/30/04, effective
                yield is 1.580%, matures
                07/01/04, Collateral:
                FUNBC CMO,
                6.460%, 01/12/43
                GMACC 2002-C2 X1 CMO,
                0.000%, 10/15/38;
                LBUBS 2003-C7 XCP CMO,
                0.669%, 07/15/37;
                LBFRC 2003-C4A X1 CMO,
                0.000%, 07/11/15;
                LBFRC 2003-C4A X2 CMO,
                0.000%, 07/11/15;
                LBFRC 2003-C4A LFL CMO,
                1.465%, 07/11/15;
                Salomon BRT CMO,
                0.010%, 06/18/20;
                SASCO 02-11A 1-A2 CMO,
                0.000%, 05/25/32
                total par value $942,440,510,
                total market value
                $20,682,550)                                         20,000,000
                                                                 --------------
                Total (cost $59,465,554)                8.1%     $   59,465,554
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                Total securities
                purchased with cash
                collateral from
                securities lending
                (cost $96,964,063)                     13.2%     $   96,964,063
                                                                 --------------

                Total short-term
                securities
                (cost $97,591,124)                     13.3%     $   97,586,373
                                                                 --------------

                Total securities
                (cost $753,769,432)                   109.7%     $  804,063,064

                Payable upon return of
                securities loaned                     -13.2%        (96,964,063)

                Other assets and
                liabilities - net                       3.5%         26,006,446
                                                                 --------------

                Total net assets                      100.0%     $  733,105,447
                                                      ======     ==============

     1    These securities are non-income producing.

     2 This security or partial position of this security was on loan at June 30, 2004 (Note 1). The total value of securities on loan at June 30, 2004 was $93,613,677.

     3 Market value adjustment has been made on this security to reflect early withdrawal/call penalties.

          Fund holdings will vary over time.

          Fund shares are not FDIC insured.

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

Assets
Investments in securities, at market value
 (identified cost $656,178,308) (Note 1)                         $  706,476,691
Temporary investments in short-term securities
 (identified cost $97,591,124)                                       97,586,373
Cash                                                                 17,102,062
Receivables:
   Dividends and interest                                             1,890,457
   Securities sold                                                   39,388,068
   Capital shares sold                                                1,268,944
Other assets                                                            277,236
                                                                 --------------
   Total assets                                                  $  863,989,831
                                                                 --------------

Liabilities
Payable upon return of securities loaned                             96,964,063
Capital shares redeemed                                               1,303,984
Fees payable to Parnassus Investments                                   423,095
Other liabilities                                                    32,098,662
Accounts payable and accrued expenses                                    94,580
                                                                 --------------
   Total liabilities                                             $  130,884,384
                                                                 --------------

Net assets (equivalent to $24.38 per share
 based on 30,067,401 shares of capital
 stock outstanding)                                              $  733,105,447
                                                                 ==============

Net assets consist of
Undistributed net investment income                                     779,073
Unrealized appreciation on securities                                50,293,632
Undistributed net realized gain                                      14,694,774
Capital paid-in                                                     667,337,968
                                                                 --------------
   Total net assets                                              $  733,105,447
                                                                 ==============
Computation of net asset value and
 offering price per share
Net asset value and offering price per share
 ($733,105,447 divided by 30,067,401 shares)                     $        24.38
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

EQUITY INCOME FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Dividends                                                        $    7,351,467
Interest                                                              1,913,275
Securities lending                                                       74,767
Other income                                                              1,150
                                                                 --------------
   Total investment income                                       $    9,340,659
                                                                 --------------

Expenses
Investment advisory fees (Note 5)                                     2,265,633
Transfer agent fees (Note 5)                                            131,141
Fund administrative expense (Note 5)                                    142,479
Service provider fees                                                   495,998
Reports to shareholders                                                  74,915
Registration fees and expenses                                           16,875
Custody fees                                                             11,057
Professional fees                                                        64,685
Trustee fees and expenses                                                28,960
Other expenses                                                           45,880
                                                                 --------------
   Total expenses                                                $    3,277,623
                                                                 --------------
      Net investment income                                      $    6,063,036
                                                                 --------------

Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                              161,178,275
   Cost of securities sold                                          145,952,377
                                                                 --------------
      Net realized gain                                          $   15,225,898
                                                                 --------------

Change in unrealized appreciation
 (depreciation) of securities:
   Beginning of period                                               53,407,958
   End of period                                                     50,293,632
                                                                 --------------
      Net change in unrealized appreciation
      (depreciation) of securities                               $   (3,114,326)
                                                                 --------------

Net realized and unrealized gain on securities                   $   12,111,572
                                                                 --------------

Net increase in net assets resulting
 from operations                                                 $   18,174,608
                                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2003

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2004     DECEMBER 31, 2003
                                                     -------------     -----------------
From operations
Net investment income                                $    6,063,036     $    8,804,899
Net realized gain from
 security transactions                                   15,225,898          5,870,431
Net change in unrealized
 appreciation (depreciation)
 of securities                                           (3,114,326)        53,310,045
                                                     --------------     --------------

Increase in net assets
 resulting from operations                           $   18,174,608     $   67,985,375

Dividends to shareholders
From net investment income                               (5,849,364)       (10,160,220)
From realized capital gains                              (3,015,028)                --

Increase in net assets from
 capital share transactions                              93,545,952        298,994,695
                                                     --------------     --------------

   Increase in net assets                            $  102,856,168     $  356,819,850

Net assets
Beginning of period                                     630,249,279        273,429,429
                                                     --------------     --------------
End of period
 (including undistributed
 net investment income
 of $779,073 in 2004 and
 $318,960 in 2003)                                   $  733,105,447     $  630,249,279
                                                     ==============     ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)

  Principal                                       Percent of
   Amount $     Corporate Bonds                   Net Assets       Market Value
--------------------------------------------------------------------------------

                FINANCIAL SERVICES
     500,000    Bank One Corporation
                Notes, 6.000%,
                due 02/17/09                                     $      531,440

     500,000    Goldman Sachs Group
                Notes, 6.650%,
                due 05/15/09                                            544,378

     500,000    Norwest Financial Inc.
                Notes, 6.850%,
                due 07/15/09                                            557,853
                                                                 --------------

                Total                                   4.5%     $    1,633,671
                                                                 --------------

                INSURANCE
     700,000    International Lease
                Finance Corporation
                Notes, 5.625%,
                due 06/01/07                            2.0%     $      734,593
                                                                 --------------

                RETAIL
     400,000    Target Corporation
                Notes, 7.500%,
                due 08/15/10                            1.2%     $      460,478
                                                                 --------------

                Total investment in
                corporate bonds
                (cost $2,586,968)                       7.7%     $    2,828,742
                                                                 --------------

                Convertible Bond
--------------------------------------------------------------------------------

   1,000,000    Ciena Corp.
                3.750%,
                due 02/01/08
                (cost $834,306)                         2.4%     $      878,750
                                                                 --------------

  Principal     U.S. Government                   Percent of
   Amount $     Agency Securities                 Net Assets       Market Value
--------------------------------------------------------------------------------

   1,000,000    Federal Home
                Loan Bank
                5.000%,
                due 05/28/15                                     $      967,025

   2,000,000    Federal Home Loan
                Mortgage Corporation
                6.375%, due 08/01/11                                  2,073,690

   2,000,000    Federal Home Loan
                Mortgage Corporation
                6.250%, due 03/15/12                                  2,095,408

   1,000,000    Federal National
                Mortgage Association
                5.500%, due 07/18/12                                  1,008,036

   3,000,000    Federal National
                Mortgage Association
                5.125%, due 04/22/13                                  2,969,745
                                                                 --------------

                Total investment in
                U.S. Government
                Agency securities
                (cost $9,215,983)                      24.9%     $    9,113,904
                                                                 --------------

    Shares      Convertible Preferred Stocks
--------------------------------------------------------------------------------

      23,000    St. Paul Company
                Preferred 9.000%,
                due 8/16/05                                           1,702,460

      55,000    Oneok, Inc.
                Preferred 8.500%,
                due 02/16/06                                          1,594,450
                                                                 --------------

                Total investment in
                convertible preferred
                stocks (cost $3,379,872)                9.0%     $    3,296,910
                                                                 --------------

                Total investment in
                corporate bonds,
                convertible bond, U.S.
                Government Agency
                securities and convertible
                preferred stock
                (cost, $16,017,129)                    44.0%     $   16,118,306
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED) CONTINUED

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                U.S. Government Agency
                Discount Notes

   2,200,000    Federal Home Loan
                Mortgage Corporation
                Zero Coupon,
                1.581% equivalent,
                matures 08/19/04                                 $    2,196,481

   3,000,000    Federal Home Loan
                Mortgage Corporation
                Zero Coupon,
                1.000% equivalent,
                matures 07/01/04                                      3,000,000

  10,000,000    Federal Home Loan
                Mortgage Corporation
                Zero Coupon,
                0.84% equivalent,
                matures 07/07/04                                      9,998,367
                                                                 --------------
                (cost $15,194,848)                     41.5%     $   15,194,848
                                                                 --------------

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                Registered Investment Companies-
                Money Market Funds

   1,274,443    Goldman Sachs FS
                Government Fund
                variable rate 1.000%                             $    1,274,443

   1,582,841    Janus Government Fund
                variable rate 1.070%                                  1,582,841

       1,261    Scudder Government
                Fund
                variable rate 0.950%                                      1,261
                                                                 --------------
                (cost $2,858,545)                       7.8%     $    2,858,545
                                                                 --------------

                Total investment in
                short-term securities
                (cost $18,053,393)                     49.3%     $   18,053,393
                                                                 --------------

                Total securities
                (cost $34,070,522)                     93.3%     $   34,171,699

                Other assets and
                liabilities - net                       6.7%          2,437,185
                                                      ------     --------------

                Total net assets                      100.0%     $   36,608,884
                                                      ======     ==============

                                        Fund holdings will vary over time.

                                        Fund shares are not FDIC insured.

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

Assets
Investments in securities, at market value
 (identified cost $16,017,129) (Note 1)                          $   16,118,306
Temporary investments in short-term securities
 (at cost which approximates market value)                           18,053,393
Cash                                                                  2,235,779
Receivables:
   Interest                                                             215,486
   Capital shares sold                                                   27,280
Other assets                                                                721
                                                                 --------------
   Total assets                                                  $   36,650,965
                                                                 --------------

Liabilities
Fees payable to Parnassus Investments                                     8,471
Distributions payable                                                    31,306
Accrued expenses                                                          2,304
                                                                 --------------
   Total liabilities                                             $       42,081
                                                                 --------------

Net assets (equivalent to $15.87
 per share based on 2,306,831
 shares of capital stock outstanding)                            $   36,608,884
                                                                 ==============

Net assets consist of
Undistributed net investment income                              $       20,759
Unrealized appreciation on securities                                    36,981
Accumulated net realized gain                                           224,551
Capital paid-in                                                      36,326,593
                                                                 --------------
   Total net assets                                              $   36,608,884
                                                                 ==============

Computation of net asset value and
 offering price per share
Net asset value and offering price per share
 ($36,608,884 divided by 2,306,831 shares)                       $        15.87
                                                                 ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Interest                                                         $      403,118
Dividend                                                                 66,344
                                                                 --------------
   Total investment income                                       $      469,462
                                                                 --------------

Expenses
Investment advisory fees (Note 5)                                        89,178
Transfer agent fees (Note 5)                                             24,792
Fund administrative expense (Note 5)                                      7,713
Reports to shareholders                                                   4,639
Registration fees and expenses                                            9,479
Professional fees                                                        10,097
Custody fees                                                              1,537
Trustee fees and expenses                                                 1,587
Other expenses                                                           13,637
                                                                 --------------
   Total expenses before fee waiver                              $      162,659
   Fees waived by Parnassus Investments (Note 5)                        (49,300)
                                                                 --------------
   Net expenses                                                  $      113,359
                                                                 --------------
      Net investment income                                      $      356,103
                                                                 --------------

Realized and unrealized gain (loss) on investments
Realized gain from security transactions:
   Proceeds from sales                                                1,329,888
   Cost of securities sold                                            1,152,340
                                                                 --------------
      Net realized gain                                          $      177,548
                                                                 --------------

Change in unrealized appreciation (depreciation)
 of securities:
   Beginning of period                                                  529,093
   End of period                                                         36,981
                                                                 --------------
      Net change in unrealized appreciation
      (depreciation) of securities                               $     (492,112)
                                                                 --------------

Net realized and unrealized
 gain (loss) on securities                                       $     (314,564)
                                                                 --------------

Net increase in net assets resulting
 from operations                                                 $       41,539
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2003

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2004     DECEMBER 31, 2003
                                                     -------------     -----------------
From operations
Net investment income                                $      356,103     $      991,077
Net realized gain
 from security transactions                                 177,548            549,369
Net change in unrealized
 appreciation (depreciation)
 of securities                                             (492,112)          (289,739)
                                                     --------------     --------------

Increase in net assets
 resulting from operations                           $       41,539     $    1,250,707

Dividends to shareholders
From net investment income                                 (350,085)        (1,060,578)
From realized capital gains                                      --           (135,873)

Increase in net assets from
 capital share transactions                               2,819,613         14,951,960
                                                     --------------     --------------

Increase in net assets                               $    2,511,067     $   15,006,216

Net assets
Beginning of period                                      34,097,817         19,091,601
                                                     --------------     --------------
End of period
 (including undistributed
 net investment income
 of $20,759 in 2004 and
 $0 in 2003)                                         $   36,608,884     $   34,097,817
                                                     ==============     ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)

  Principal                                       Percent of
   Amount $     Municipal Bonds                   Net Assets       Market Value
--------------------------------------------------------------------------------

                EDUCATION
     300,000    Folsom School District
                5.650%, due 08/11/11                             $      332,961

     450,000    Los Altos Unified
                School District
                5.250%, due 08/01/10                                    495,513

     440,000    Los Angeles Unified
                School District
                5.500%, due 08/01/13                                    492,950

     450,000    Morgan Hill Unified
                School District
                4.900%, due 08/01/13                                    477,567

     410,000    Sacramento Unified
                School District
                5.750%, due 07/01/17                                    468,101
                                                                 --------------
                Total                                   9.1%     $    2,267,092
                                                                 --------------

                ENVIRONMENT
     400,000    California Department
                of Water Resources -
                Central Valley Projects
                5.125%, due 12/01/16                                    418,780

   1,100,000    California Department
                of Water Resources -
                Power Supply Revenues
                5.500%, due 05/01/09                                  1,201,485

     500,000    Central Coast Water
                5.000%, due 10/01/16                                    520,375

     315,000    Los Angeles City Public
                Works - Parks
                5.500%, due 10/01/12                                    344,106

     200,000    Los Angeles Wastewater
                System
                5.000%, due 06/01/11                                    214,566

   1,000,000    San Francisco Public
                Utilities - Clean Water
                Revenue
                5.000%, due 10/01/09                                  1,092,410
                                                                 --------------
                Total                                  15.1%     $    3,791,722
                                                                 --------------

  Principal                                       Percent of
   Amount $     Municipal Bonds                   Net Assets       Market Value
--------------------------------------------------------------------------------

                GENERAL OBLIGATION
   1,000,000    State of California
                6.600%, due 02/01/09                             $    1,131,714

     700,000    State of California
                6.100%, due 10/01/09                                    787,962

   1,000,000    State of California
                5.000%, due 03/01/08                                  1,065,460

     300,000    Oakland General Obligation
                5.500%, due 12/15/11                                    329,928
                                                                 --------------
                Total                                  13.3%     $    3,315,064
                                                                 --------------

                HEALTH CARE
     400,000    California Health
                Facilities - Kaiser
                Permanente
                5.000%, due 10/01/08                                    434,740

     415,000    Loma Linda Hospital
                4.850%, due 12/01/10                                    448,333
                                                                 --------------
                Total                                   3.5%     $      883,073
                                                                 --------------

                HOUSING
   1,000,000    ABAG Financing Authority
                4.250%, due 11/15/12                                    990,380

     275,000    Los Angeles Community
                Redevelopment
                5.000%, due 07/01/13                                    291,833
                                                                 --------------
                Total                                   5.1%     $    1,282,213
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED) CONTINUED

  Principal                                       Percent of
   Amount $     Municipal Bonds                   Net Assets       Market Value
--------------------------------------------------------------------------------

                INFRASTRUCTURE
                IMPROVEMENTS
     500,000    CA Infrastructure &
                Economic Development
                5.000%, due 10/01/12                             $      546,245

   1,000,000    CA Public Works -
                UCLA Hospital
                5.375%, due 10/01/13                                  1,095,830

     960,000    CA Public Works -
                Community Colleges
                5.500%, due 12/01/09                                  1,053,523

     910,000    CA Statewide Communities
                Development - EAH-East
                Campus Apartments
                4.500%, due 08/01/10                                    920,893

   1,000,000    Indian Wells
                Redevelopment Agency
                4.500%, due 09/01/11                                  1,056,960

     600,000    La Quinta Redevelopment
                Agency
                7.300%, due 09/01/11                                    735,138

     350,000    Metro Water District -
                Southern California
                5.250%, due 07/01/15                                    381,332

     450,000    Oakland Redevelopment Agency
                3.400%, due 09/01/09                                    446,270

     860,000    Rialto Redevelopment Agency
                4.000%, due 09/01/07                                    882,532

     425,000    Rialto Redevelopment Agency
                4.500%, due 09/01/13                                    426,823
                                                                 --------------
                Total                                  30.2%     $    7,545,546
                                                                 --------------

  Principal                                       Percent of
   Amount $     Municipal Bonds                   Net Assets       Market Value
--------------------------------------------------------------------------------

                PUBLIC
                TRANSPORTATION
   1,000,000    Contra Costa Transit
                Authority
                4.000%, due 03/01/09                             $    1,041,840

     325,000    Los Angeles Metro
                Transit Authority
                5.500%, due 07/01/10                                    362,768

     250,000    Los Angeles Metro
                Transit Authority
                5.000%, due 07/01/13                                    264,578

   1,000,000    San Francisco
                International Airport
                5.000%, due 05/01/10                                  1,086,940

     390,000    San Francisco
                Bay Area Rapid Transit
                5.500%, due 07/01/07                                    423,813

     400,000    San Francisco
                Bay Area Rapid Transit
                5.250%, due 07/01/13                                    427,772
                                                                 --------------
                Total                                  14.4%     $    3,607,711
                                                                 --------------

                Total investments
                in municipal bonds
                (cost, $22,274,254)                    90.7%     $   22,692,421
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

  Principal                                       Percent of
   Amount $     Short-term Investments            Net Assets       Market Value
--------------------------------------------------------------------------------

                Registered Investment
                Companies-
                Money Market Funds

     251,010    California Investment
                Trust Tax Free Fund
                variable rate 0.530%                             $      251,010

     302,129    Goldman Sachs California
                Tax-Exempt Fund
                variable rate 0.580%                                    302,129

     771,291    Highmark California
                Tax-Exempt Fund
                variable rate 0.620%                                    771,291
                                                                 --------------

                (cost $1,324,430)                       5.3%     $    1,324,430
                                                                 --------------

                Floating Rate Security

     700,000    California Department
                of Water Resources
                variable rate 1.250%,
                due 05/01/22                            2.8%     $      700,000
                                                                 --------------

                Total investment in
                short-term securities
                (cost $2,024,430)                       8.1%     $    2,024,430
                                                                 --------------

                Total securities                       98.8%     $   24,716,851

                Other assets and
                liabilities - net                       1.2%            295,096
                                                      ------     --------------

                Total net assets                      100.0%     $   25,011,947
                                                      ======     ==============

     Fund holdings will vary over time.

     Fund shares are not FDIC insured.

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

Assets
Investments in securities, at market value
 (identified cost $22,274,254) (Note 1)                          $   22,692,421
Temporary investments in short-term securities
 (at cost which approximates market value)                            2,024,430
Receivables:
   Interest                                                             322,409
Capital shares sold                                                      10,272
Other assets                                                                458
                                                                 --------------
   Total assets                                                  $   25,049,990
                                                                 --------------

Liabilities
Fees payable to Parnassus Investments                                    10,190
Distributions payable                                                    15,810
Accrued expenses                                                         12,043
                                                                 --------------
   Total liabilities                                             $       38,043
                                                                 --------------
Net assets (equivalent to $16.80
 per share based on 1,489,101 shares
 of capital stock outstanding)                                   $   25,011,947
                                                                 ==============

Net assets consist of
Undistributed net investment income                              $        6,172
Unrealized appreciation on securities                                   418,167
Accumulated net realized gain                                            21,607
Capital paid-in                                                      24,566,001
                                                                 --------------
   Total net assets                                              $   25,011,947
                                                                 ==============

Computation of net asset value and
 offering price per share
Net asset value and offering price per share
 ($25,011,947 divided by 1,489,101 shares)                       $        16.80
                                                                 ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Interest                                                         $      435,955
                                                                 --------------
   Total investment income                                       $      435,955
                                                                 --------------

Expenses
Investment advisory fees (Note 5)                                        63,025
Transfer agent fees (Note 5)                                              6,089
Fund administrative expense (Note 5)                                      5,610
Reports to shareholders                                                   3,086
Registration fees and expenses                                              830
Professional fees                                                         7,058
Custody fees                                                              1,468
Trustee fees and expenses                                                 1,129
Service provider fees                                                    10,010
Other expenses                                                            5,136
                                                                 --------------
   Total expenses before fee waiver                              $      103,441
   Fees waived by Parnassus Investments (Note 5)                        (22,304)
                                                                 --------------
   Net expenses                                                  $       81,137
                                                                 --------------
      Net investment income                                      $      354,818
                                                                 --------------

Realized and unrealized gain (loss) on investments
Realized gain from security transactions:
   Proceeds from sales                                                       --
   Cost of securities sold                                                   --
                                                                 --------------
      Net realized gain                                          $           --
                                                                 --------------
Change in unrealized appreciation (depreciation)
 of securities:
   Beginning of period                                                  934,576
   End of period                                                        418,167
                                                                 --------------
      Net change in unrealized appreciation
       (depreciation) of securities                              $     (516,409)
                                                                 --------------

Net realized and unrealized
 gain (loss) on securities                                       $     (516,409)
                                                                 --------------

Net increase (decrease) in net assets resulting
 from operations                                                 $     (161,591)
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2003

                                            SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 2004     DECEMBER 31, 2003
                                             -------------     -----------------

From operations
Net investment income                        $      354,818     $      800,948
Net realized gain from
 security transactions                                   --            271,953
Net change in unrealized
 appreciation (depreciation)
 of securities                                     (516,409)           (84,210)
                                             --------------     --------------

Increase (decrease) in
 net assets resulting
 from operations                             $     (161,591)    $      988,691

Dividends to shareholders
From net investment income                         (358,463)          (807,627)
From realized capital gains                              --           (250,346)

Increase (decrease) in net
 assets from capital share
 transactions                                       707,473         (1,269,019)
                                             --------------     --------------

   Increase (decrease)
   in net assets                             $      187,419     $   (1,338,301)

Net assets
Beginning of period                              24,824,528         26,162,829
                                             --------------     --------------
End of period
 (including undistributed
 net investment income
 of $6,172 in 2004 and
 $9,817 in 2003)                             $   25,011,947     $   24,824,528
                                             ==============     ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS INCOME TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies

     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     SECURITIES VALUATIONS: Short-term securities are money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq's National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term fixed income securities are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. For fixed-income securities with an active market, the pricing services value them at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the Services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

     Equity and fixed-income securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the trustees may consider a variety of information including but not limited to the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions.

     FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     DIVIDENDS TO SHAREHOLDERS: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends annually. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     INVESTMENT INCOME AND EXPENSES: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis.

     SECURITIES LENDING: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

THE PARNASSUS INCOME TRUST
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TAX MATTERS AND DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   CAPITAL STOCK

     EQUITY INCOME FUND: As of June 30, 2004, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $667,337,968. Transactions in capital stock (shares) were as follows:

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2004                 DECEMBER 31, 2003
                                                           ----------------------------     -----------------------------
                                                               Shares            Amount         Shares            Amount
                                                           ----------     -------------     ----------       ------------
     Shares sold                                            8,155,365     $ 199,019,334     21,806,608       $464,928,454
     Shares issued through dividend reinvestment              339,453         8,287,148        416,260          9,370,176
     Shares repurchased                                    (4,689,914)     (113,760,530)    (8,855,314)      (175,303,935)
                                                           ----------     -------------     ----------       ------------
     Net increase                                           3,804,904     $  93,545,952     13,367,554       $298,994,695
                                                           ==========     =============     ==========       ============

     FIXED-INCOME FUND: As of June 30, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $36,326,593. Transactions in capital stock (shares) were as follows:

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2004                 DECEMBER 31, 2003
                                                           ----------------------------     -----------------------------
                                                               Shares            Amount         Shares            Amount
                                                           ----------     -------------     ----------       ------------
     Shares sold                                              445,540     $   7,147,207      1,416,444       $ 21,276,069
     Shares issued through dividend reinvestment               18,658           298,089         63,100          1,017,411
     Shares repurchased                                      (288,630)       (4,625,683)      (550,524)        (7,341,520)
                                                           ----------     -------------     ----------       ------------
     Net increase                                             175,568     $   2,819,613        929,020       $ 14,951,960
                                                           ==========     =============     ==========       ============

THE PARNASSUS INCOME TRUST
================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

     CALIFORNIA TAX-EXEMPT FUND: As of June 30, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $24,566,001. Transactions in capital stock (shares) were as follows:

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    JUNE 30, 2004                 DECEMBER 31, 2003
                                                           ----------------------------     -----------------------------
                                                               Shares            Amount         Shares            Amount
                                                           ----------     -------------     ----------       ------------
     Shares sold                                              153,314     $   2,631,340        416,172       $  7,158,418
     Shares issued through dividend reinvestment               18,281           311,534         54,377            933,074
     Shares repurchased                                      (131,162)       (2,235,401)      (543,745)        (9,360,511)
                                                           ----------     -------------     ----------       ------------
     Net increase (decrease)                                   40,433     $     707,473        (73,196)      $ (1,269,019)
                                                           ==========     =============     ==========       ============

4.   PURCHASES AND SALES OF SECURITIES

     EQUITY INCOME FUND: Purchases and sales of securities were $443,761,597 and $161,178,275, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were $654,376,226 and
     $52,100,465, respectively. Of the $52,100,465 of net unrealized appreciation as of June 30, 2004, $58,617,747 related to appreciation of securities and $6,517,282 related to depreciation of securities.

     FIXED-INCOME FUND: Purchases and sales of securities were $3,379,872 and $1,329,888, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were the same as for financial statement purposes. Of the $101,177 of net unrealized appreciation as of June 30, 2004, $289,089 related to appreciation of securities and $187,912 related to depreciation of securities.

     CALIFORNIA TAX-EXEMPT FUND: There were no purchases or sales of securities during the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were $22,562,499 and $129,922, respectively. Of the $129,922 of net
     unrealized   appreciation  as  of  June  30,  2004,   $384,023  related  to
     appreciation   of  securities  and  254,101   related  to  depreciation  of
     securities.

5.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     EQUITY INCOME FUND: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. FIXED-INCOME FUND AND CALIFORNIA TAX-EXEMPT FUND: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $2,265,633 for the six months ended June 30, 2004. For the six months ended June 30, 2004, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

     As a result of this fee waiver, the following were actually charged in 2004. For the Fixed-Income Fund, the investment advisory fee was 0.22%. Parnassus Investments received net advisory fees totaling $39,878 from the Fixed-Income Fund for the six months ended June 30, 2004. For the California Tax-Exempt Fund, the investment advisory fee was 0.32%. Parnassus Investments received net advisory fees totaling $40,721 from the California Tax-Exempt Fund for the six months ended June 30, 2004.

THE PARNASSUS INCOME TRUST
================================================================================

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $317,824 for the six months ended June 30, 2004. The transfer agent fee was $2.70 per month per account. The funds pay a monthly fee based on the number of accounts on record at month-end. The aggregate payment was $162,022 for the six months ended June 30, 2004. The fund administration fee was $25,967 per month in aggregate for all three Funds (this amount is allocated between the Funds based on net assets). The aggregate payment was $155,802 for the six months ended June 30, 2004.

     Jerome L. Dodson is the president of the Trust and is the president and majority stockholder of Parnassus Investments.

6.   GEOGRAPHIC AND INDUSTRY CONCENTRATION RISK FACTORS

     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7.   FINANCIAL HIGHLIGHTS

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2004 and for each of the five years ended December 31 are as follows:

     =============================================================================================================================
                                                        JUNE 30, 2004
     Equity Income Fund                                  (unaudited)     2003         2002         2001         2000        1999
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $   24.00    $   21.20    $   22.50    $  21.48     $  23.13    $  20.13
                                                          ---------    ---------    ---------    --------     --------    --------
     Income (loss) from investment operations:
     Net investment income                                     0.40         0.44         0.49        0.67         0.33        0.24
     Net realized and unrealized gain (loss) on securities     0.28         2.85        (1.32)       1.43         1.06        4.26
                                                          ---------    ---------    ---------    --------     --------    --------
       Total income (loss) from investment operations          0.68         3.29        (0.83)       2.10         1.39        4.50
                                                          ---------    ---------    ---------    --------     --------    --------
     Distributions:
     Dividends from net investment income                     (0.20)       (0.49)       (0.29)      (0.45)       (0.36)      (0.26)
     Distributions from net realized gains                    (0.10)          --        (0.18)      (0.63)       (2.68)      (1.24)
                                                          ---------    ---------    ---------    --------     --------    --------
       Total distributions                                    (0.30)       (0.49)       (0.47)      (1.08)       (3.04)      (1.50)
                                                          ---------    ---------    ---------    --------     --------    --------
     Net asset value at end of period                     $   24.38    $   24.00    $   21.20    $  22.50     $  21.48    $  23.13
                                                          =========    =========    =========    ========     ========    ========
     Total return                                             2.84%       15.69%       (3.69%)      9.97%        6.36%      22.78%
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*           0.95%        0.96%        1.03%       1.18%        1.15%       1.27%
     Ratio of net expenses to average net assets*             0.95%        0.95%        0.96%       1.00%        0.97%       1.08%
     Ratio of net investment income to average net assets*    1.76%        1.95%        2.29%       3.10%        1.34%       1.09%
     Portfolio turnover rate                                 12.39%       79.21%       42.01%      86.78%       97.42%      39.53%
     Net assets, end of period (000's)                    $ 733,105    $ 630,249    $ 273,429    $ 85,501     $ 55,421    $ 45,999

     *    Annualized for periods less that one year.

THE PARNASSUS INCOME TRUST
================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

     =============================================================================================================================
                                                        JUNE 30, 2004
     Fixed-income Fund                                   (unaudited)     2003         2002         2001         2000        1999
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $   16.00    $   15.88    $   14.94    $  14.19     $  14.49    $  15.98
                                                          ---------    ---------    ---------    --------     --------    --------
     Income (loss) from investment operations:
     Net investment income                                     0.30         0.58         0.82        0.87         0.89        0.81
     Net realized and unrealized gain (loss) on securities    (0.27)        0.26         0.95        0.72        (0.29)      (1.49)
                                                          ---------    ---------    ---------    --------     --------    --------
       Total income (loss) from investment operations          0.03         0.84         1.77        1.59         0.60       (0.68)
                                                          ---------    ---------    ---------    --------     --------    --------
     Distributions:
     Dividends from net investment income                     (0.16)       (0.65)       (0.83)      (0.84)       (0.90)      (0.81)
     Distributions from net realized gains                       --        (0.07)          --          --           --          --
                                                          ---------    ---------    ---------    --------     --------    --------
       Total distributions                                    (0.16)       (0.72)       (0.83)      (0.84)       (0.90)      (0.81)
                                                          ---------    ---------    ---------    --------     --------    --------
     Net asset value at end of period                     $   15.87    $   16.00    $   15.88    $  14.94     $  14.19    $  14.49
                                                          =========    =========    =========    ========     ========    ========
     Total return                                             0.16%        5.30%       12.20%      11.31%        4.32%      (4.32%)
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*           0.91%        0.92%        1.08%       1.15%        1.13%       1.23%
     Ratio of net expenses to average net assets*             0.64%        0.62%        0.81%       0.83%        0.78%       0.87%
     Ratio of net investment income to average net assets*    2.00%        3.59%        5.36%       5.84%        6.18%       5.36%
     Portfolio turnover rate                                  3.71%      125.74%       59.00%      21.19%       19.19%      13.47%
     Net assets, end of period (000's)                    $  36,609    $  34,098    $  19,092    $ 12,947     $ 10,309    $ 11,006

     *    Annualized for periods less that one year.

THE PARNASSUS INCOME TRUST
================================================================================

     =============================================================================================================================
                                                        JUNE 30, 2004
     California Tax-exempt Fund                          (unaudited)     2003         2002         2001         2000        1999
     -----------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $   17.14    $   17.19    $   16.61    $  16.90     $  15.82    $  16.88
                                                          ---------    ---------    ---------    --------     --------    --------
     Income (loss) from investment operations:
     Net investment income                                     0.45         0.53         0.59        0.70         0.72        0.72
     Net realized and unrealized gain (loss) on securities    (0.55)        0.12         0.83       (0.18)        1.10       (1.05)
                                                          ---------    ---------    ---------    --------     --------    --------
       Total income (loss) from investment operations         (0.10)        0.65         1.42        0.52         1.82       (0.33)
                                                          ---------    ---------    ---------    --------     --------    --------
     Distributions:
     Dividends from net investment income                     (0.24)       (0.53)       (0.59)      (0.70)       (0.71)      (0.72)
     Distributions from net realized gains                       --        (0.17)       (0.25)      (0.11)       (0.03)      (0.01)
                                                          ---------    ---------    ---------    --------     --------    --------
       Total distributions                                    (0.24)       (0.70)       (0.84)      (0.81)       (0.74)      (0.73)
                                                          ---------    ---------    ---------    --------     --------    --------
     Net asset value at end of period                     $   16.80    $   17.14    $   17.19    $  16.61     $  16.90    $  15.82
                                                          =========    =========    =========    ========     ========    ========
     Total return                                            (0.60%)       3.88%        8.66%       3.09%       11.75%      (2.01%)
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*           0.82%        0.83%        0.95%       0.85%        0.77%       0.95%
     Ratio of net expenses to average net assets*             0.62%        0.62%        0.73%       0.65%        0.52%       0.70%
     Ratio of net investment income to average net assets*    2.81%        3.08%        3.45%       4.19%        4.27%       4.42%
     Portfolio turnover rate                                     --       16.16%       41.73%      23.14%        8.13%       1.75%
     Net assets, end of period (000's)                    $  25,012    $  24,825    $  26,163    $ 18,891     $ 17,186    $  7,777

     *    Annualized for periods less that one year.

     For the six months ended June 30, 2004, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the six months ended June 30, 2004 and for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001, 2000, and 1999.

DISCLOSURES

Parnassus proxy voting policies and procedures are available on our website (www.parnassus.com), on the Securities and Exchange Commission's website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

DISCLOSURES

Parnassus proxy voting policies and procedures are available on our website (www.parnassus.com), on the Securities and Exchange Commission's website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

THE PARNASSUS INCOME TRUST
One Market-Steuart Tower, Suite 1600
San Francisco, CA 94105
415.778.0200
800.999.3505
www.parnassus.com

Investing with a conscience

INVESTMENT ADVISER                               INDEPENDENT
Parnassus Investments                            AUDITORS
One Market-Steuart Tower                         Deloitte & Touche LLP
Suite 1600                                       50 Fremont Street
San Francisco, CA 94105                          San Francisco, CA 94105

LEGAL COUNSEL                                    DISTRIBUTOR
Foley & Lardner LLP                              Parnassus Investments
777 E. Wisconsin Avenue                          One Market-Steuart Tower
Milwaukee, WI 53202                              Suite 1600
                                                 San Francisco, CA 94105

      This report must be preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

      Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

      Not applicable

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Parnassus Income Trust


By: /s/ Jerome L. Dodson
   -------------------------------------
   Jerome L. Dodson,
   President

Date:  August 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerome L. Dodson
   -------------------------------------
   Jerome L. Dodson,
   President

Date:  August 23, 2004


By: /s/ Jack Gee
   -------------------------------------
   Jack Gee,
   Chief Financial Officer

Date:  August 23, 2004